SUPPLEMENT DATED DECEMBER 5, 2016

TO THE INSTITUTIONAL CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 29, 2016 (AS SUPPLEMENTED)

Effective immediately after market closing on December 30, 2016, the minimum initial investment for Institutional Class shares is lowered from $3,000,000 to $100,000.

Therefore, effective immediately after market closing on December 30, 2016, the chart under the “Purchase and Sale of Fund Shares” section on page 50 is hereby removed in its entirety and replaced with the following:

Minimum Initial Investment	Subsequent Investments
$100,000	$100

Minimum amount may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews. The minimum investment requirements do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

Also effective immediately after market closing on December 30, 2016, the chart under the “Purchasing Shares” section on page 85 is hereby removed in its entirety and replaced with the following:

MINIMUM INVESTMENTS IN THE INSTITUTIONAL CLASS SHARES OF THE FUNDS

(U.S. RESIDENTS*)

Initial investment:	$100,000
Subsequent investments:	$100

*	Generally, non-U.S. residents may not invest in the Funds. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.

Finally, also effective immediately after market closing on December 30, 2016, the paragraph under the heading “Minimum Size of an Account” on page 90 is hereby removed in its entirety and replaced with the following: “The Funds reserve the right to redeem small Institutional Class accounts that fall below $100,000 due to redemption activity. If this happens to your account, you may receive a letter from the Funds giving you the option of investing more money into your account or closing it. Accounts that fall below $100,000 due to market volatility will not be affected.”

Please retain this Supplement with your records.